Trustees (BVI) Limited

Company Number *1471804*

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT
(NO. 16 OF 2004)

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

Green China Resources, Inc

中国绿源有限公司

Incorporated the 20th day of March, 2008
Amended the 23rd day of April, 2008

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004
(the "ACT")

AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
Green China Resources, Inc
中国绿源有限公司
(adopted by a resolution of the members dated April 23, 2008)

NAME

1. (a) The name of the Company is Green China Resources, Inc (中国绿源有限公司).

   (b) The English name shall prevail in the event of any inconsistency.

STATUS

2. The Company is a company limited by shares.

REGISTERED OFFICE

3. The first Registered Office of the Company will be located at the offices of SHRM Trustees (BVI) Limited of Trinity Chambers, P.O. Box 4301, Road Town, Tortola, British Virgin Islands. The Registered Office may be changed by resolution of the directors or the members.

REGISTERED AGENT

4. The first Registered Agent of the Company will be SHRM Trustees (BVI) Limited of Trinity Chambers, P.O. Box 4301, Road Town, Tortola, British Virgin Islands. The Registered Agent may be changed by resolution of the directors or the members.

GENERAL OBJECTS AND POWERS

5. (1) The object of the Company is to engage in any act or activity that is not prohibited under any law for the time being in force in the British Virgin Islands.

   (2) The Company may not:

      (a) carry on the business as a mutual fund, mutual fund manager or mutual fund administrator unless it is licensed under the Mutual Funds Act, 1996;

      (b) own an interest in real property situated in the British Virgin Islands, other than a lease referred to in paragraph (e) of sub clause (3);

(c) carry on banking or trust business unless it is licensed to do so under the Banks and Trust Companies Act, 1990;

(d) carry on business as an insurance or reinsurance company, insurance agent or insurance broker, unless it is licensed under an enactment authorizing it to carry on that business;

(e) carry on the business of company management, unless it is licensed under the Company Management Act, 1990;

(f) carry on the business of providing the registered office or the registered agent for companies incorporated in the British Virgin Islands.

(3) The Company shall have all such powers as are permitted by law for the time being in force in the British Virgin Islands, irrespective of corporate benefit, to perform all acts and engage in all activities necessary or conducive to the conduct, promotion or attainment of the object of the Company.

CURRENCY

6. Shares in the Company shall be issued in the currency of the United States of America.

AUTHORIZED SHARES

7. The Company is authorized to issue a maximum of 150,000,000 shares.

CLASS, NUMBER AND PAR VALUE, ETC. OF SHARES

8. The Company is authorized to issue 150,000,000 shares of no par value

(a) All the shares shall (i) have one vote each; (ii) be subject to redemption, purchase or acquisition by the Company in accordance with the Act and the Articles of Association, (iii) have the right to an equal share in any distribution paid by the Company in accordance with the Act; and (iv) have the right to an equal share in the distribution of the surplus assets of the Company.

(b) The Company, through action of the board of directors, shall be authorized to create out of the authorized shares one or more classes of preferred stock, which may be divided into series, with such rights, powers, preferences and other designations as they determine in accordance with the Act and the constituent documents of the Company.

RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

9. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking *pari passu* therewith.

REGISTERED SHARES

10. Shares in the Company may only be issued as registered shares as provided in the Articles of Association. The Company is not authorized to issue bearer shares. Registered shares may not be exchanged for bearer shares or converted to bearer shares.

AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION

11. The Company may only amend its Memorandum of Association and Articles of Association by a resolution of members or by a resolution of directors.

DEFINITIONS

12. The meanings of words in this Memorandum of Association are as defined in the Articles of Association.

We, SHRM Trustees (BVI) Limited of Trinity Chambers, Road Town, Tortola, British Virgin Islands in our capacity as registered agent for the Company hereby apply to the Registrar for the incorporation of the Company this 20th day of March, 2008.

Incorporator

Aliza Tyson / Margaret Pringle
Authorised Signatories
SHRM Trustees (BVI) Limited

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

Green China Resources, Inc
中国绿源有限公司

(Adopted by a resolution of the members dated April 23, 2008)

INTERPRETATION

1. In these Articles, if not inconsistent with the subject or context, the words and expressions standing in the first column of the following table shall bear the meanings set opposite them respectively in the second column thereof.

Words	Meaning
Person	An individual, a corporation, a trust, the estate of a deceased individual, a partnership or an unincorporated association of persons.
resolution of directors	(a) a resolution approved at a duly convened directors and constituted meeting of directors of the Company or of a committee of directors of the Company by the affirmative vote of a simple majority of the directors present at the meeting who voted and did not abstain; or (b) a resolution consented to in writing by a simple majority of the directors or of a simple majority of the members of the committee of directors, as the case may be. (c) The foregoing resolutions or consents may include the actions of director alternates.

Words	Meaning
resolution of members	A resolution approved at a duly convened and constituted meeting of the members of the Company by the affirmative vote of (a) a simple majority of the votes of the shares entitled to vote thereon which were present at the meeting and were voted and not abstained, or (b) a simple majority of the votes of each class or series of shares which were present at the meeting and entitled to vote thereon as a class or series and were voted and not abstained and of a simple majority of the votes of the remaining shares entitled to vote thereon which were present at the meeting and were voted and not abstain.
Securities	Shares and debt obligations of every kind, and options, warrants and rights to acquire shares, or debt obligations.
the Act	The BVI Business Companies Act, 2004 including any modification, extension, re-enactment or renewal thereof and any regulations made thereunder.
the Memorandum	The Memorandum of Association of the Company as originally framed or as from time to time amended.
the Seal	Any common seal which has been duly adopted as the seal of the Company.
these Articles	These Articles of Association as originally framed or as from time to time amended.

2. "Written" or any term of like import includes words typewritten, printed, painted, engraved, lithographed, photographed or represented or reproduced by any mode of reproducing words in a visible form, including telex, facsimile, telegram, cable or other form of writing produced by electronic communication.

3. Save as aforesaid any words or expressions defined in the Act shall bear the same meaning in these Articles.

4. Whenever the singular or plural number, or the masculine, feminine or neuter gender is used in these Articles, it shall equally, where the context admits, include the others.

5. A reference in these Articles to voting in relation to shares shall be construed as a reference to voting by members holding the shares except that it is the votes allocated to the shares that shall be counted and not the number of members who actually voted and a reference to shares being present at a meeting shall be given a corresponding construction.

6. A reference to money in these Articles is, unless otherwise stated, a reference to the currency in which shares in the Company shall be issued according to the provisions of the Memorandum, currently United States dollars.

REGISTERED SHARES

7. Every member holding registered shares in the Company shall be entitled to a certificate signed by a director or officer of the Company or under the Seal of the Company. The certificate shall specify the share or shares held by the member and shall

   (a) be signed by any directors of the Company and the signature of the director may be facsimile; or

   (b) be under the Seal of the company, with or without the signature of any director or officer of the company and the signature of the director(s) or officer(s) and/or the Seal may be facsimiles.

8. If several persons are registered as joint holders of any shares, any one of such persons may give an effectual receipt for any dividend payable in respect of such shares.

SHARES AND VARIATION OF RIGHTS

9. Subject to the provisions of these Articles and any resolution of members, the unissued shares of the Company shall be at the disposal of the directors who may, without limiting or affecting any rights previously conferred on the holders of any existing shares or class or series of shares, offer, allot, grant options over or otherwise dispose of shares to such persons, at such times and upon such terms and conditions as the Company may by resolution of directors determine.

10. Without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, any share in the Company may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the directors may from time to time determine.

11. If at any time the Company is authorised to issue shares of more than one class (or more than one series within a class) the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class of that class or series) may, whether or not the Company is being wound up, be varied with the consent in writing of the holders of not less than three-fourths of the issued shares of that class or series and the holders of not less than three-fourths of the issued shares of any other class or series of shares which may be affected by such variation.

12. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

13. Shares in the Company may be issued for consideration in any form, including money, services rendered or a contract for future services, personal property, real property, a promissory note or other written obligation to contribute money or property or any combination of the foregoing as shall be determined by a resolution of directors.

14. Shares in the Company may be issued for such amount of consideration as the directors may from time to time by resolution of directors determine, except that in the case of shares with par value, the amount shall not be less than the par value, and in the absence of fraud the decision of the directors as to the value of the consideration received by the Company in respect of the issue is conclusive unless a question of law is involved.

15. A share issued by the Company upon conversion of, or in exchange for, another share or a debt obligation or other security in the Company, shall be treated for all purposes as having been issued for money equal to the consideration received or deemed to have been received by the Company in respect of the other share, debt obligation or security.

16. Treasury shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with these Articles) as the Company may by resolution of directors determine.

17. The Company may issue fractions of a share and a fractional share shall have the same corresponding fractional liabilities, limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a whole share of the same class or series of shares.

18. Subject to the provisions of the Act in this regard, shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the directors before or at the time of the issue of such shares may determine.

19. The Company may redeem any share issued by the Company at a premium.

20. Subject to the provisions of the Act in this regard, the Company may purchase, redeem or otherwise acquire any of the Company's own shares for such consideration as they consider fit. Shares may be purchased, redeemed or otherwise acquired in exchange for newly issued shares in the Company.

21. Subject to provisions to the contrary in

(a) the Memorandum or these Articles;

(b) the designations, powers, preferences, rights, qualifications, limitations and restrictions with which the shares were issued; or

(c) the subscription agreement for the issue of the shares,

the Company may not purchase, redeem or otherwise acquire its own shares without the consent of members whose shares are to be purchased, redeemed or otherwise acquired.

22. Where a purchase, redemption or other acquisition by the Company of its own shares is or is deemed to be a distribution to a member pursuant to the Act, such purchase, redemption or acquisition shall not be made unless the directors determine, and state in the resolution of directors authorising the repurchase, redemption or acquisition, that immediately after the distribution (i) the value of the Company's assets will exceed its liabilities and (ii) the Company will be able to pay its debts as they fall due.

23. A purchase, redemption or other acquisition by the Company of its own shares is deemed not to be a distribution, and the determination by the directors under the preceding Article is not required, where shares are purchased, redeemed or otherwise acquired

(a) where the share is redeemable, and has been redeemed, at the option of the member or where the share is redeemable on a specified date and in either case the provisions of Section 62 of the Act have been complied with;

(b) pursuant to a right of a member to have his shares redeemed or to have his shares exchanged for money or other property of the Company;

(c) by virtue of the provisions of Section 179 of the Act.

24. Shares that the Company purchases, redeems or otherwise acquires pursuant to these Articles may be cancelled or held as treasury shares except to the extent that such shares when aggregated with shares of the same class already held by the Company as treasury shares, are in excess of 50 percent of the shares of that class previously issued by the Company excluding shares that have been cancelled in which case they shall be cancelled but they shall be available for reissue.

25. Where shares in the Company are held by the Company as treasury shares or are held by another company of which the Company holds, directly or indirectly, shares having more than 50 percent of the votes in the election of directors of the other company, such shares of the Company are not entitled to vote or to have dividends paid thereon and shall not be treated as outstanding for any purpose.

26. Subject to the designations, powers, preferences, rights, qualifications, limitations and restrictions with which the shares were issued, shares do not have pre-emptive rights.

MORTGAGES AND CHARGES OF REGISTERED SHARES

27. Members may pledge, hypothecate, mortgage or charge their registered shares in the Company and upon satisfactory evidence thereof the Company shall give effect to the terms of any valid pledge, hypothecation, mortgage or charge except insofar as it may conflict with any requirements herein contained for consent to the transfer of shares.

28. In the case of the pledge, hypothecation, mortgage or charge of registered shares there may be entered in the register of members of the Company at the request of the registered holder of such shares

(a) a statement that the shares are pledged, hypothecated, mortgaged or charged;

(b) the name of the pledgee, mortgagee or chargee; and

(c) the date on which the aforesaid particulars are entered in the register of members.

29. Where particulars of a pledge, hypothecation, mortgage or charge are registered, such particulars shall be cancelled

(a) with the consent of the named pledgee, mortgagee or chargee or anyone authorized to act on his behalf; or

(b) upon evidence satisfactory to the directors of the discharge of the liability secured by the pledge, hypothecation, mortgage or charge and the issue of such indemnities as the directors shall consider necessary or desirable.

30. Whilst particulars of a pledge, hypothecation, mortgage or charge are registered, no transfer of any share comprised therein shall be effected without the written consent of the named mortgagee or chargee or anyone authorized to act on his behalf.

FORFEITURE

31. When shares are not fully paid for on issue the following provisions shall apply.

32. Written notice specifying a date for payment to be made and the shares in respect of which payment is to be made shall be served on the member who defaults in making payment in respect of the shares.

33. The written notice specifying a date for payment shall

(a) name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which payment required by the notice is to be made; and

(b) contain a statement that in the event of non-payment at or before the time named in the notice the shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

34. Where a written notice has been issued and the requirements have not been complied with within the prescribed time, the directors may at any time before tender of payment forfeit and cancel the shares to which the notice relates.

35. The Company is under no obligation to refund any moneys to the member whose shares have been forfeited and cancelled pursuant to these provisions. Upon forfeiture and cancellation of the shares the member is discharged from any further obligation to the Company with respect to the shares forfeited and cancelled.

LIENS

36. The Company shall have a first and paramount lien on every share which is not fully paid for, and the Company shall also have a first and paramount lien on every share standing registered in the name of a member, whether singly or jointly with any other person or persons, for all the debts and liabilities of such member or his estate to the Company, whether the same shall have been incurred before or after notice to the Company of any interest of any person other than such member, and whether the time for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such member or his estate and any other person, whether a member of the Company or not. The Company's lien on a share shall extend to all dividends payable thereon. The directors may at any time either generally, or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this Article.

37. The Company may sell, in such manner as the directors may by resolution of directors determine, any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of twenty-one days after a notice in writing, stating and demanding payment of the sum presently payable and giving notice of the intention to sell in default of such payment, has been served on the holder for the time being of the share.

38. The net proceeds of the sale by the Company of any shares on which it has a lien shall be applied in or towards payment of discharge of the amount payable on the shares in respect of which the lien exists so far as the same is presently payable and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the holder of the share immediately before such sale. For giving effect to any such sale the directors may authorize some person to transfer the share sold to the purchaser thereof. The purchaser shall be registered as the holder of the share and he shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to t he sale.

TRANSFER OF SHARES

39. Subject to any limitations in the Memorandum, registered shares in the Company may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee. In order to comply with the listing requirements of an exchange in the United States, the shares in the Company may be registered through the transfer agent of the Company or through the broker-dealer selected by a share holder as a book-entry position on the books and records of the Company and may be electronically transferred between the transfer agent of the Company and the broker-

dealer chosen by the shareholder, through a facility currently administered by The Depository Trust Company.

40. The transfer of a registered share is effective when the name of the transferee is entered in the register of members. The Company shall not be required to treat a transferee of a registered share in the Company as a member until the transferee's name has been entered in the share register.

TRANSMISSION OF SHARES

41. Subject to sections 52(2) and 53 of the Act, the executor or administrator of a deceased member, the guardian of an incompetent member or the trustee of a bankrupt member shall be the only person recognized by the Company as having any title to his share but they shall not be entitled to exercise any rights as a member of the Company until they have proceeded as set forth in the next following three Articles.

42. The production to the Company of any document which is evidence of probate of the will, or letters of administration of the estate, or confirmation as executor, of a deceased member or of the appointment of a guardian of an incompetent member or the trustee of a bankrupt member shall be accepted by the Company even if the deceased, incompetent or bankrupt member is domiciled outside the British Virgin Islands if the document evidencing the grant of probate or letters of administration, confirmation as executor, appointment as guardian or trustee in bankruptcy is issued by a foreign court which had competent jurisdiction in the matter. For the purpose of establishing whether or not a foreign court had competent jurisdiction in such a matter the directors may obtain appropriate legal advice. The directors may also require an indemnity to be given by the executor, administrator, guardian or trustee in bankruptcy.

43. Any person becoming entitled by operation of law or otherwise to a share or shares in consequence of the death, incompetence or bankruptcy of any member may be registered as a member upon such evidence being produced as may reasonably be required by the directors. An application by any such person to be registered as a member shall for all purposes be deemed to be a transfer of shares of the deceased, incompetent or bankrupt member and the directors shall treat it as such.

44. Any person who has become entitled to a share or shares in consequence of the death, incompetence or bankruptcy of any member may, instead of being registered himself, request in writing that some person to be named by him be registered as the transferee of such share or shares and such request shall likewise be treated as if it were a transfer.

45. What amounts to incompetence on the part of a person is a matter to be determined by the court having regard to all the relevant evidence and the circumstances of the case.

MEETINGS AND CONSENTS OF MEMBERS

46. Any action required or permitted to be taken by the members must be effected at a duly called meeting (as described in these Articles) of the members entitled to vote on such action and may not be effected by written resolution.

47. Meetings of members shall be held at such places as may be fixed from time to time by the directors.

48. An annual meeting of members for election of directors and for such other business as may come before the meeting shall be held each year at such date and time as may be determined by the directors.

49. Special meetings of members (being all meetings of members which are not annual meetings) may be called only by the directors pursuant to a resolution of directors to that effect or upon the written request of members holding at least 30 percent of the voting rights in respect of the matter for which the meeting is requested.

50. Written notice of all meetings of members, stating the time, place and purposes thereof, shall be given not fewer than seven days before the date of the proposed meeting to those persons whose names appear as members in the share register of the Company on the date of the notice and are entitled to vote at the meeting.

51. The directors may fix the date notice is given of a meeting of members as the record date for determining those shares that are entitled to vote at the meeting.

52. A meeting of members may be called on short notice if members holding not less than a 90 percent majority of the total voting rights on all matters to be considered at the meeting have waived notice of the meeting and for this purpose presence at the meeting shall be deemed to constitute waiver.

53. The inadvertent failure of the directors to give notice of a meeting to a member, or the fact that a member has not received notice, does not invalidate the meeting.

54. A member may be represented at a meeting of members by a proxy who may speak and vote on behalf of the member.

55. The instrument appointing a proxy shall be produced at the place appointed for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

56. An instrument appointing a proxy shall be in substantially the following form or such other form as the Chairman of the meeting shall accept as properly evidencing the wishes of the member appointing the proxy:

(Name of Company)

I/We ____

being a member of the above Company with.______________________________ shares
HEREBY APPOINT____
of____
or failing him. ____
of____to be
my/our proxy to vote for me/us at the meeting of members to be held on the.__________ day
of.____ and at any adjournment thereof.

[Any restrictions on voting to be inserted here]

Signed this.________________ day of.______________________________________

____
Member

57. The following shall apply in respect of joint ownership of shares:

(a) if two or more persons hold shares jointly each of them may be present in person or by proxy at a meeting of members and may speak as a member;

(b) if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners, and

(c) if two or more of the joint owners are present in person or by proxy they must vote as one.

58. A member shall be deemed to be present at a meeting of members if he participates by telephone or other electronic means and all members participating in the meeting are able to hear each other.

59. A meeting of members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy members entitled to exercise not less than 50 percent of the votes of the shares or class or series of shares entitled to vote on resolutions of members to be considered at the meeting. If a quorum be present, notwithstanding the fact that such quorum may be represented by only one person then such person may resolve any matter and a certificate signed by such person accompanied where such person be a proxy by a copy of the proxy form shall constitute a valid resolution of members.

60. If within two hours from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved; in any other case it shall stand adjourned to the next business day at the same time and place or to such other time and place as the directors may determine, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the shares or each class or series of shares

entitled to vote on the resolutions to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall be dissolved.

61. At any meeting of members, only such business shall be conducted as shall have been brought before such meeting:

(a) by or at the direction of the Chairman of the Board of Directors; or

(b) by any member who is a holder of record at the time of the giving of the notice provided for in Article 50 who is entitled to vote at the meeting and who complies with the procedures set out in Article 50.

62. For business to be properly brought to the annual meeting of members by a member, the member must have given timely written notice thereof, either by personal delivery or by prepaid registered post to the Secretary of the Company (the "Secretary") at the principal executive offices of the Company. To be timely, a member's notice must be delivered not less than 60 days nor more than 90 days prior to the anniversary date of the prior year's annual meeting; provided, however, that in the event that the date of the annual meeting changed by more than 30 days from such anniversary date, in order to be timely, notice by the member must be so received not later than the close of business on the tenth day following the day on which public disclosure is first made of the date of the annual meeting. For the purposes of this Article 62, any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within 30 days from original date shall be deemed, for purposes of notice, to be a continuation of the original meeting and no business may be brought before any reconvened meeting unless such timely notice of such business was given to the Secretary for the meeting as originally scheduled. A member's notice to the Secretary shall set out as to each matter that the member wishes to be brought before the meeting of members:

(i) a brief description of the business desired to be brought before the meeting;

(ii) the name and address of record of the member proposing such business;

(iii) the class and number of shares of the Company which are beneficially owned by such member;

(iv) any material interest of such member in such business; and

(v) if the member intends to solicit proxies in support of such member's proposal, a representation to that effect

(b) Notwithstanding the aforegoing, nothing in this Article 62 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by, at the direction of, or on behalf of, the directors. The chairman of a meeting of members shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in

accordance with the provisions of this Article 62 and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. However, the notice requirements set out in this Article 62 shall be deemed satisfied by a member if the member has notified the Company of his intention to present a proposal at a meeting of members and such member's proposal has been included in a proxy statement that has been distributed by, at the direction of, or on behalf of, the directors to solicit proxies for such meeting; provided that, if such member does not appear or send a qualified representative, as determined by the chairman of the meeting, to present such proposal at such meeting, the Company need not present such proposal for a vote at such meeting notwithstanding that proxies in respect of such vote may have been received by the Company.

63. At every meeting of members, the Chairman of the Board of Directors shall preside as chairman of the meeting. If there is no Chairman of the Board of Directors or if the Chairman of the Board of Directors is not present at the meeting, the chief executive officer shall be the chairman. In the absence of the chief executive officer, such person as shall be selected by the Board of Directors shall act as chairman of the meeting.

64. The chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

65. At any meeting of the members the chairman shall be responsible for deciding in such manner as he shall consider appropriate whether any resolution has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes thereof. If the chairman shall have any doubt as to the outcome of any resolution put to the vote, he shall cause a poll to be taken of all votes cast upon such resolution, but if the chairman shall fail to take a poll then any member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall thereupon cause a poll to be taken. If a poll is taken at any meeting, the result thereof shall be duly recorded in the minutes of that meeting by the chairman.

66. Any person other than an individual shall be regarded as one member and subject to the specific provisions hereinafter contained for the appointment of representatives of such persons the right of any individual to speak for or represent such member shall be determined by the law of the jurisdiction where, and by the documents by which, the person is constituted or derives its existence. In case of doubt, the directors may in good faith seek legal advice from any qualified person and unless and until a court of competent jurisdiction shall otherwise rule, the directors may rely and act upon such advice without incurring any liability to any member.

67. Any person other than an individual which is a member of the Company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company, and the person so authorized shall be entitled to exercise the same powers on

behalf of the person which he represents as that person could exercise if it were an individual member of the Company.

68. The chairman of any meeting at which a vote is cast by proxy or on behalf of any person other than an individual may call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such person shall be disregarded.

69. Directors of the Company may attend and speak with members of the Company and at any separate meeting of the holders of any class or series of shares in the Company.

70. No business of the Company shall be conducted at a meeting of members except in accordance with the provisions of these Articles 46 to 69.

DIRECTORS

71. The initial number of directors shall be one until such time as the Company merger with its parent corporation when the number of directors shall be increased to ______. Subject to the requirements of the Memorandum, the directors may by a resolution of directors, amend this Article 71 to change the number of directors.

72. Subject to Article 71 to change the number of directors, the continuing directors may act, notwithstanding any casual vacancy in their body, so long as there remain in office not less than the prescribed minimum number of directors duly qualified to act, but if the number falls below the prescribed minimum, the remaining directors shall not act except for the purpose of filling such vacancy.

73. The shareholding qualification for directors may be fixed, and from time to time varied, by a resolution of members and unless and until so fixed no qualification shall be required. A director must be an individual.

74. The directors may, by a resolution of directors, fix the emoluments of directors with respect to services to be rendered in any capacity to the Company.

APPOINTMENT AND RETIREMENT OF DIRECTORS

75. The first directors of the Company shall be appointed by the first registered agent of the Company, and thereafter, directors shall hold office until the next annual meeting of shareholders or until such director's earlier resignation, removal from office, death or incapacity.

76. Any vacancy on the Board of Directors resulting from death, resignation, removal or other cause and any newly created directorship resulting from any increase in the authorized number of directors between meetings of members shall be filled only by the affirmative vote of a majority of all the directors then in office (even if less than a quorum).

77. (a) Nominations of persons for election to the Board of Directors shall be made only at a meeting of members and only

(i) by or at the direction of the directors; or

(ii) by a member entitled to vote for the election of directors who complies with the notice procedures set out below.

(b) Such nominations, other than those made by or at the direction of the directors, shall be made pursuant to timely notice in writing to the Secretary. To be timely, a members' notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the prior year's annual meeting; provided, however, that in the event that the date of the annual meeting changed by more than 30 days from such anniversary date, notice by the member to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure is first made of the date of the annual meeting. For the purposes of this Regulation, any adjournment or postponement of the original meeting whereby the meeting will reconvene within 30 days from the original date shall be deemed for the purposes of this notice to be a continuation of the original meeting and no nominations by a member of persons to be elected directors of the Company may be made at any such reconvened meeting unless pursuant to a notice which was timely for the meeting on the date originally scheduled. Each such notice shall set out

(i) the name and address of the member who intends to make the nomination and of the persons to be nominated;

(ii) a representation that the member is a holder of record of shares in the Company entitled to vote at such meeting and that he intends to appear in person or by a proxy at the meeting to nominate the persons specified in the notice;

(iii) a description of all arrangements or understandings between the member and each nominee and any other person (naming such person) pursuant to which the nominations are to be made by the member;

(iv) such other information regarding each nominee proposed by such member as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission, had each nominee been nominated, or intended to be nominated, by the directors;

(v) the consent of each nominee to serve as a director of the Company if so elected; and

(vi) if the member intends to solicit proxies in support of such member's nominees, a representation to that effect.

78. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the aforegoing procedure detailed in Article 76. Only such persons as are nominated in accordance with the procedures set out in Article 76 shall be eligible to serve as directors of the Company. If at any meeting of members at which an election of directors ought to take place, the place of any retiring director is not filled, he shall, if willing, continue in office until the dissolution of the annual meeting of members in the next year, and so on from year to year until his place is filled, unless it shall be determined at such meeting not to fill such vacancy.

79. The appointment of a director shall take effect upon compliance with the requirements of the Act.

DISQUALIFICATION AND REMOVAL OF DIRECTORS

80. Subject to the provisions of the Act, a director shall cease to hold office as such only:

(a) if he becomes of unsound mind; or

(b) if (unless he is not required to hold a share qualification) he has not duly qualified himself within two months of his appointment or if he ceases to hold the required number of shares to qualify him for office; or

(c) if he is absent from meetings of the directors for six consecutive months without leave of the board of directors, provided that the directors shall have power to grant any director leave of absence for any or an indefinite period; or

(d) if he dies; or

(e) one month or, with the permission of the directors earlier, after he has given notice in writing of his intention to resign; or

(f) if he shall, pursuant to the provisions of the Act, be disqualified or cease to hold office or be prohibited from acting as director; or

(g) if he is removed from office by a resolution signed by all the other directors; or

(h) if he is removed from office for cause by a resolution of members. For the purposes hereof, cause means the willful and continuous failure by a director to substantially perform his duties to the Company (other than any such failure resulting from incapacity due to physical or mental illness) or the willful engaging by the director in gross misconduct materially and demonstrably injurious to the Company; or

(i) if he is removed from office without cause by a resolution of the majority of the members of the Company, being for the purposes of this Regulation 80(i) only, an affirmative vote of the holders of 66 2/3 percent or more of the outstanding votes of the shares entitled to vote thereon.

REGISTER OF DIRECTORS

81. The Company may determine by resolution of directors to keep a register of directors containing:

(a) the names and addresses of the persons who are directors of the Company;

(b) the date on which each person whose name is entered in the register was appointed as director of the Company; and

(c) the date on which each person named as a director ceased to be a director of the Company.

MANAGING DIRECTORS

82. The directors may from time to time and by resolution of directors appoint one or more of their number to be a managing director or joint managing director and may, subject to any contract between him or them and the Company, from time to time terminate his or their appointment and appoint another or others in his or their place or places.

83. A director appointed in terms of the provisions of Article 82 to the office of managing director of the Company may be paid, in addition to the remuneration payable in terms of Article 74, such remuneration not exceeding a reasonable maximum in each year in respect of such office as may be determined by a disinterested quorum of the directors.

84. The directors may from time to time, by resolution of directors, entrust and confer upon a managing director for the time being such of the powers and authorities vested in them as they think fit, save that no managing director shall have any power or authority with respect to the matters requiring a resolution of directors under the Act.

POWERS OF DIRECTORS

85. The business and affairs of the Company shall be managed by the directors who may exercise all such powers of the Company as are not by the Act or by the Memorandum or these Articles required to be exercised by the members of the Company, subject to any delegation of such powers as may be authorized by these Articles and to such requirements as may be prescribed by a resolution of members; but no requirement made by a resolution of members shall prevail if it be inconsistent with these Articles nor shall such requirement invalidate any prior act of the directors which would have been valid if such requirement had not been made.

86. The directors may, by a resolution of directors, appoint any person, including a person who is a director, to be an officer or agent of the Company. The resolution of directors appointing an agent may authorize the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company.

87. Every officer or agent of the Company has such powers and authority of the directors, including the power and authority to affix the Seal, as are set forth in these Articles or in the resolution of directors appointing the officer or agent, except that no officer or agent has any power or authority with respect to the matters requiring a resolution of directors under the Act.

88. The directors may authorize the payment of such donations by the Company to such religious, charitable, public or other bodies, clubs, funds or associations or persons as may seem to them advisable in the interests of the Company.

89. The directors may by resolution of directors exercise all the powers of the Company to borrow money and to mortgage or charge its undertakings and property or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

90. All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by resolution of directors.

91. The Company shall maintain at its registered office or at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each charge

(a) if the charge is a charge created by the Company, the date of its creation or, if the charge is a charge existing on property acquired by the Company, the date on which the property was acquired;

(b) a short description of the liability secured by the charge;

(c) a short description of the property charged;;

(d) the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e) unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f) details of any prohibition or restriction, if any, contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

PROCEEDINGS OF DIRECTORS

92. The directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the directors may determine to be necessary or desirable.

93. A director shall be deemed to be present at a meeting of directors if he participates by telephone or other electronic means and all directors participating in the meeting are able to hear each other.

94. A director shall be given not less than 3 days notice of meetings of directors, but a meeting of directors held without 3 days notice having been given to all directors shall be valid if all the directors entitled to vote at the meeting who do not attend, waive notice of the meeting and for this purpose, the presence of a director at a meeting shall constitute waiver on his part. The inadvertent failure to give notice of a meeting to a director, or the fact that a director has not received the notice, does not invalidate the meeting.

95. A meeting of directors is duly constituted for all purposes if at the commencement of the meeting there are present in person not less than one-half of the total number of directors, unless there are only 2 directors in which case the quorum shall be 2.

96. At every meeting of the directors the Chairman of the Board of Directors shall preside as chairman of the meeting. If there is no Chairman of the Board of Directors or if the Chairman of the Board of Directors is not present at the meeting the Vice-Chairman of the Board of Directors shall preside. If there is no Vice-Chairman of the Board of Directors or if the Vice-Chairman of the Board of Directors is not present at the meeting the directors present shall choose some one of their number to be chairman of the meeting.

97. An action that may be taken by the directors or a committee of directors at a meeting may also be taken by a resolution of directors or a committee of directors consented to in writing or by telex, telegram, cable, facsimile or other written electronic communication by three quarters of the directors or three quarters of the members of the committee as the case may be, provided that a copy of the proposed resolution will have been sent to all of the directors or the members of the committee, for their consent. The consent may be in the form of counterparts, each counterpart being signed by one or more directors.

COMPANY RECORDS

98. The Company shall keep records that:

(a) are sufficient to show and explain the Company's transactions; and

(b) will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

99. The Company shall keep:

(a) minutes of all meetings of directors, members, committees of directors, and committees of members

(b) copies of all resolutions consented to by directors, members, committees of directors, and committees of members;

(c) an imprint of the common seal at the registered office of the Company.

100. The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the directors may determine:

(a) minutes of meetings and resolutions of members and of classes of members maintained in accordance with Article 99; and

(b) minutes of meetings and resolutions of directors and committees of directors maintained in accordance with Article 99.

101. The Company shall keep the following documents at the office of its registered agent:

(a) the Memorandum of Association and Articles of the Company;

(b) the register of members maintained in accordance with Article 103 or a copy of the register of members;

(c) the register of directors maintained in accordance with Article 81 or a copy of the register of directors;

(d) copies of all notices and other documents filed by the Company in the previous ten years; and

(e) a copy of the register of charges kept by the Company pursuant to section 162(1) of the Act.

102. (a) Where the Company keeps a copy of the register of members or the register of directors at the office of its registered agent, it shall

(i) within 15 days of any change in the register, notify the registered agent, in writing, of the change; and

(ii) provide the registered agent with a written record of the physical address of the place or places at which the original register of members or the original register of directors is kept.

(b) Where the place at which the original register of members or the original register of directors is changed, the Company shall provide the registered agent with the physical address of the new location of the records within 14 days of the change of location.

103. The Company shall maintain an accurate and complete register of members showing the full names and addresses of all persons holding registered shares in the Company, the number of each class and series of registered shares held by such person, the date on which the name of each member was entered in the register of members and where applicable, the date such person ceased to hold any registered shares in the Company.

104. The records, documents and registers required by kept by the Company shall be open to the inspection of the directors at all times.

105. The directors shall from time to time determine whether and to what extent and at what times and places and under what conditions the records, documents and registers of the Company or any of them shall be open to the inspection of members not being directors, and no member (not being a director) shall have any right of inspecting any records, documents or registers of the Company except as conferred by the Act or authorised by resolution of the directors.

COMMITTEES

106. The directors may, by resolution of directors, designate one or more committees, each consisting of one or more directors.

107. Each committee of directors has such powers and authorities of the directors, including the power and authority to affix the Seal, as are set forth in the resolution of directors establishing the committee, except that no committee has any power or authority to amend the Memorandum or these Articles, to appoint directors or fix their emoluments, or to appoint officers or agents of the Company.

108. The meetings and proceedings of each committee of directors consisting of 2 or more directors shall be governed mutatis mutandis by the provisions of these Articles regulating the proceedings of directors so far as the same are not superseded by any provisions in the resolution establishing the committee.

OFFICERS

109. The Company may by resolution of directors appoint officers of the Company at such times as shall be considered necessary or expedient. Such officers may consist of a Chief Executive Officer or one or more Joint Chief Executive Officers, a Chairman of the Board of Directors or Joint Chairmen of the Board of Directors, a Vice-Chairman of the Board of Directors, a Chief Executive Officer, a President or one or more Joint

Presidents, a Chief Operating Officer, a Chief Financial Officer and one or more Vice-Presidents, Secretaries and Treasurers and such other holders of any other executive office in the Company or officers as may from time to time be deemed desirable. Any number of offices may be held by the same person.

110. The officers shall perform such duties as shall be prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by resolution of directors or resolution of members, but in the absence of any specific allocation of duties it shall be the responsibility of a Chairman of the Board of Directors to preside at meetings of directors and members, the Vice-Chairman to act in the absence of the Chairman, the Chief Executive Officer or President to manage the day to day affairs of the Company, the Vice-Presidents to act in order of seniority in the absence of the Chief Executive Officer and/or President but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer or President, the Secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the Chief Operating Officer and/or Treasurer to be responsible for the financial affairs of the Company.

111. The emoluments of all officers shall be fixed by resolution of directors.

112. The officers of the Company shall hold office until their successors are duly elected and qualified, but any officer elected or appointed by the directors may be removed at any time, with or without cause, by resolution of directors. Any vacancy occurring in any office of the Company may be filled by resolution of directors.

CONFLICT OF INTERESTS

113. No agreement or transaction between the Company and one or more of its directors or any person in which any director has a financial interest or to whom any director is related, including as a director of that other person, is void or voidable for this reason only or by reason only that the director is present at the meeting of directors or at the meeting of the committee of directors that approves the agreement or transaction or that the vote or consent of the director is counted for that purpose if the material facts of the interest of each director in the agreement or transaction and his interest in or relationship to any other party to the agreement or transaction are disclosed in good faith or are known by the other directors.

114. A director who has an interest in any particular business to be considered at a meeting of directors or members may be counted for purposes of determining whether the meeting is duly constituted.

INDEMNIFICATION

115. To the full extent permitted by the Act or any other applicable laws presently or hereafter in effect, no director of the Company shall be personally liable to the Company or its members for or with respect to any acts or omissions in the performance of his or her

duties as a director of the Company. Any repeal or modification of this Article 115 by a resolution of members shall not adversely affect the right or protection of a director of the Company existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

116. Subject to the limitations hereinafter provided the Company may indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who

(a) is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, an officer or a liquidator of the Company; or

(b) is or was, at the request of the Company, serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise.

117. The Company may only indemnify a person if the person acted honestly and in good faith in what he believed to be the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that his conduct was unlawful.

118. The decision of the directors as to whether the person acted honestly and in good faith in what he believed to be in the best interests of the Company and as to whether the person had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of these Articles, unless a question of law is involved.

119. The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the person did not act honestly and in good faith and with a view to the best interests of the Company or that the person had reasonable cause to believe that his conduct was unlawful.

120. If a person to be indemnified has been successful in defence of any proceedings referred to above, the person is entitled to be indemnified against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred by the person in connection with the proceedings.

121. The Company may purchase and maintain insurance in relation to any person who is or was a director, an officer or a liquidator of the Company, or who at the request of the Company is or was serving as a director, an officer or a liquidator of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise, against any liability asserted against the person and incurred by the person in that capacity, whether or not the Company has or would have had the power to indemnify the person against the liability as provided in these Articles.

SEAL

122. The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by resolution of directors. The directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the office of the registered agent of the Company. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of a director or any other person so authorized from time to time by resolution of directors. Such authorization may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any director or authorized person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been signed as hereinbefore described.

DISTRIBUTIONS

123. Subject to the provisions of the Act, the directors of a Company may, by resolution, authorise a distribution by the Company at a time, and of an amount, and to any members they think fit if they are satisfied, on reasonable grounds, that the Company will, immediately after the distribution, satisfy the solvency test as stipulated in section 56 of the Act.

124. No distribution shall be paid on those shares which are held by the Company as treasury shares at the date of declaration of the distribution.

125. The directors may, before recommending any distribution, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at their discretion, either be employed in the business of the Company or be invested in such investments as the directors may from time to time think fit.

126. If several persons are registered as joint holders of any share, any of them may give effectual receipt for any distribution or other monies payable on or in respect of the share.

127. Notice of any distribution that may have been declared shall be given to each member in manner hereinafter mentioned and all distributions unclaimed for three years after having been declared may be forfeited by the directors for the benefit of the Company.

128. No distribution shall bear interest against the Company.

ACCOUNTS AND AUDIT

129. The Company may by resolution of members call for the directors to prepare periodically a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and

loss of the Company for the financial period and a true and fair view of the state of affairs of the Company as at the end of the financial period.

130. The Company may by resolution of members call for the accounts to be examined by auditors.

131. The first auditors of the Company and subsequent auditors shall be appointed by resolution of directors.

132. The auditors may be members of the Company but no director or other officer shall be eligible to be an auditor of the Company during his continuance in office.

133. The remuneration of the auditors of the Company

(a) in the case of auditors appointed by the directors, may be fixed by resolution of directors; and

(b) subject to the foregoing, shall be fixed by resolution of members or in such manner as the Company may by resolution of members determine.

134. The auditors shall examine each profit and loss account and balance sheet required to be served on every member of the Company or laid before a meeting of the members of the Company and shall state in a written report whether or not

(a) in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts, and of the state of affairs of the Company at the end of that period; and

(b) all the information and explanations required by the auditors have been obtained.

135. The report of the auditors shall be annexed to the accounts and shall be read at the meeting of members at which the accounts are laid before the Company or shall be served on the members.

136. Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

137. The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of members of the Company at which the Company's profit and loss account and balance sheet are to be presented.

NOTICES

138. Any notice, information or written statement to be given by the Company to members may be served in the case of members holding registered shares in any way by which it

can reasonably be expected to reach each member or by mail addressed to each member at the address shown in the share register.

139. Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

140. Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

PENSION AND SUPERANNUATION FUNDS

141. The directors may establish and maintain or procure the establishment and maintenance of any non-contributory or contributory pension or superannuation funds for the benefit of, and give or procure the giving of donations, gratuities, pensions, allowances or emoluments to, any persons who are or were at any time in the employment or service of the Company or any company which is a subsidiary of the Company or is allied to or associated with the Company or with any such subsidiary, or who are or were at any time directors or officers of the Company or of any such other company as aforesaid or who hold or held any salaried employment or office in the Company or such other company, or any persons in whose welfare the Company or any such other company as aforesaid is or has been at any time interested, and to the wives, widows, families and dependents of any such person, and may make payments for or towards the insurance of any such persons as aforesaid, and may do any of the matters aforesaid either alone or in conjunction with any such other company as aforesaid. Subject always to the proposal being approved by resolution of members, a director holding any such employment or office shall be entitled to participate in and retain for his own benefit any such donation, gratuity, pension allowance or emolument.

VOLUNTARY WINDING UP AND DISSOLUTION

142. The Company may voluntarily commence to wind up and dissolve by a resolution of members but if the Company has never issued shares it may voluntarily commence to wind up and dissolve by resolution of director.

CONTINUATION

143. The Company may by resolution of members or by a resolution passed unanimously by all directors of the Company continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

We, SHRM Trustees (BVI) Limited of Trinity Chambers, Road Town, Tortola, British Virgin Islands in our capacity as registered agent for the Company hereby apply to the Registrar for the incorporation of the Company this 20th day of March, 2008.

Incorporator

Aliza Tyson / Margaret Pringle
Authorised Signatories
SHRM Trustees (BVI) Limited

REGISTRAR OF CORPORATE AFFAIRS
BVI FINANCIAL SERVICES COMMISSION